Exhibit 99.1

FOR IMMEDIATE RELEASE

Canadian Pacific and Kansas City Southern File Merger Application with STB to Create Only Single-Line Rail Network Linking U.S.-Mexico-Canada

Calgary and Kansas City, Mo. – Oct. 29, 2021 – Canadian Pacific Railway Limited (TSX: CP, NYSE: CP) (“CP”) and Kansas City Southern (NYSE: KSU) (“KCS”) today announced they have jointly filed a railroad control application with the Surface Transportation Board (“STB”) regarding the proposed transaction to create Canadian Pacific Kansas City (“CPKC”), the only single-line railroad linking the United States, Mexico and Canada.

“We are excited to file our joint application for this unique, pro-competitive combination and once-in-a-lifetime partnership,” said Keith Creel, CP President and Chief Executive Officer. “CPKC is an extraordinary opportunity to inject new competition and new capacity into the U.S. rail network, further USMCA trade flows, improve safety, grow employment and facilitate new passenger services. We are ready to work with the STB as the board gives this transaction a thorough and appropriate review, and ultimately look forward to approval so we can get to work delivering these benefits to the North American economy.”

“We are pleased to submit this application together and take another important step toward bringing to fruition this historic opportunity for CP and KCS,” said Patrick J. Ottensmeyer, KCS President and Chief Executive Officer. “In fierce competition with other railroads, trucks and other modes of transportation, CPKC will provide new routes, reach broader markets and create expanded shipping opportunities for customers. This combination will also unlock new infrastructure investment and environmentally-friendly supply chain transportation options that will grow the USMCA economy.”

The comprehensive control application provides an overview of the proposed operational integration of the CP and KCS rail networks, the impact of that consolidation on the companies’ finances and labour needs, and the anticipated competitive and other benefits that will flow from providing shippers with new and better transportation alternatives. Information in the filing outlines the public and customer benefits a CP-KCS combination would bring, including more efficient north-south trade arteries to support the interconnected supply chains of the United States, Mexico and Canada.

In addition to the central foundation of the transaction to invigorate transportation competition and support economic growth across North America, the CP-KCS combination will generate many other public benefits, including:

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The creation of more than 1,000 direct new jobs system-wide, including approximately 760 in the United States, over the next three years brought about by expanded rail operations across the combined network.

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Capital investments in new infrastructure of more than USD$275 million[1] over the next three years to improve rail safety and capacity of the core north-south CPKC main line between Louisiana and the Upper Midwest.

•	Avoidance of more than 1.5 million tons of greenhouse gas (GHG) emissions within five years due to the improved efficiency of CPKC versus current operations.

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Diverting 64,000 long-haul truck shipments to rail annually with new CPKC intermodal services, eliminating another 1.3 million tons of GHG emissions over the next two decades, saving $750 million in highway maintenance costs.

Rail customers will not experience a reduction in independent railroad choices as a result of the CP-KCS combination. The joint control application reiterates the applicants’ commitment to keep all existing freight rail gateways open on commercially reasonable terms, including the Laredo gateway between the United States and Mexico, and shows how customers will not lose competitive routings because no new regulatory “bottlenecks” are being created. It also describes how the combined company will compete aggressively to attract traffic to its network via new single-line lanes between Canada, the Upper Midwest and the Gulf Coast, Texas, and Mexico.

More than 960 stakeholders, including more than 440 shippers, 186 smaller railroads, dozens of public officials, eight major ports, railroad labor unions representing both CP and KCS employees and 289 rail industry suppliers have written letters to the STB supporting CP’s proposed combination with KCS.

CP has agreed to acquire KCS in a stock and cash transaction representing an enterprise value of approximately $31 billion, which includes the assumption of $3.8 billion of outstanding KCS debt. The transaction, which has the unanimous support of both boards of directors, values KCS at $300 per share, representing a 34 percent premium, based on the CP closing price on Aug. 9, 2021, the date prior to which CP submitted a revised offer to acquire KCS, and KCS’ unaffected closing price on March 19, 2021.2

The transaction is subject to approval by shareholders of each company along with satisfaction of customary closing conditions, including Mexican regulatory approvals. Shareholders are expected to vote on the transaction later this year.

CP’s ultimate acquisition of control of KCS’ U.S. railways is subject to the approval of the STB. In April 2021, the STB determined it would review the CP-KCS combination under the merger rules in existence prior to 2001 and the waiver granted to KCS in 2001 to exempt it from the 2001 merger rules. In August 2021, the STB reaffirmed that the pre-2001 rules would govern its review of the CP-KCS transaction. On Sept. 30, 2021, the STB confirmed that it has approved the use of a voting trust for the CP-KCS combination.

[1]	Except where noted, all figures are in U.S. dollars.
[2]	Based on KCS closing share price of $224.16 as of March 19, 2021 and CP closing share price of CAD$91.50 (at 1.2565 FX rate) as of Aug. 9, 2021.

The STB review of CP’s proposed control of KCS is expected to be completed in the second half of 2022. Upon obtaining control approval, the two companies will be integrated fully over the ensuing three years, unlocking the benefits of the combination.

While remaining the smallest of six U.S. Class 1 railroads by revenue, the combined company would have a much larger and more competitive network, operating approximately 20,000 miles of rail, employing close to 20,000 people, and generating total revenues of approximately $8.7 billion based on 2020 actual revenues.

For more information about the benefits of the CP-KCS combination, visit futureforfreight.com

FORWARD LOOKING STATEMENTS AND INFORMATION

This news release includes certain forward looking statements and forward looking information (collectively, FLI) to provide CP and KCS shareholders and potential investors with information about CP, KCS and their respective subsidiaries and affiliates, including each company’s management’s respective assessment of CP, KCS and their respective subsidiaries’ future plans and operations, which FLI may not be appropriate for other purposes. FLI is typically identified by words such as “anticipate”, “expect”, “project”, “estimate”, “forecast”, “plan”, “intend”, “target”, “believe”, “likely” and similar words suggesting future outcomes or statements regarding an outlook. All statements other than statements of historical fact may be FLI.

Although we believe that the FLI is reasonable based on the information available today and processes used to prepare it, such statements are not guarantees of future performance and you are cautioned against placing undue reliance on FLI. By its nature, FLI involves a variety of assumptions, which are based upon factors that may be difficult to predict and that may involve known and unknown risks and uncertainties and other factors which may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by these FLI, including, but not limited to, the following: the timing and completion of the transaction, including receipt of regulatory and shareholder approvals and the satisfaction of other conditions precedent; interloper risk; the realization of anticipated benefits and synergies of the transaction and the timing thereof; the success of integration plans; the focus of management time and attention on the transaction and other disruptions arising from the transaction; changes in business strategy and strategic opportunities; estimated future dividends; financial strength and flexibility; debt and equity market conditions, including the ability to access capital markets on favourable terms or at all; cost of debt and equity capital; potential changes in the CP share price which may negatively impact the value of consideration offered to KCS shareholders; the ability of management of CP, its subsidiaries and affiliates to execute key priorities, including those in connection with the transaction; general Canadian, U.S., Mexican and global social, economic, political, credit and business conditions; risks associated with agricultural production such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures, including competition from other rail carriers, trucking companies and maritime shippers in Canada, the U.S. and Mexico; North American and global economic growth; industry capacity; shifts in market demand; changes in commodity prices and commodity demand; uncertainty surrounding timing and volumes of commodities being shipped; inflation; geopolitical instability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; disruption in fuel supplies; uncertainties of investigations, proceedings or other types of claims and litigation; compliance with environmental regulations; labour disputes; changes in labour costs and labour difficulties; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; sufficiency of budgeted capital expenditures in carrying out business plans; services and infrastructure; the satisfaction by third parties of their obligations; currency and interest rate fluctuations; exchange rates; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; the effects of current and future multinational trade agreements on the level of trade among Canada, the U.S. and Mexico; climate change and the market and regulatory responses to climate change; anticipated in-service dates; success of hedging activities; operational performance and reliability; customer, shareholder, regulatory and other stakeholder approvals and support; regulatory and legislative decisions and actions; the adverse impact of any termination or revocation by the Mexican government of Kansas City Southern de Mexico, S.A. de C.V.’s Concession; public opinion; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; acts of terrorism, war or other acts of violence or crime or risk of such activities; insurance coverage limitations; material adverse changes in economic and industry conditions, including the availability of short and long-term financing; and the pandemic created by the outbreak of COVID-19 and its variants, and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains.

We caution that the foregoing list of factors is not exhaustive and is made as of the date hereof. Additional information about these and other assumptions, risks and uncertainties can be found in reports and filings by CP and KCS with Canadian and U.S. securities regulators, including any proxy statement, prospectus, material change report, management information circular or registration statement to be filed in connection with the transaction. Reference should be made to “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Forward Looking Statements” in CP’s and KCS’s annual and interim reports on Form 10-K and 10-Q. Due to the interdependencies and correlation of these factors, as well as other factors, the impact of any one assumption, risk or uncertainty on FLI cannot be determined with certainty.

Except to the extent required by law, we assume no obligation to publicly update or revise any FLI, whether as a result of new information, future events or otherwise. All FLI in this news release is expressly qualified in its entirety by these cautionary statements.

ABOUT CANADIAN PACIFIC

Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit www.cpr.ca to see the rail advantages of CP. CP-IR

ABOUT KCS

Headquartered in Kansas City, Mo., Kansas City Southern (KCS) (NYSE: KSU) is a transportation holding company that has railroad investments in the U.S., Mexico and Panama. Its primary U.S. holding is The Kansas City Southern Railway Company, serving the central and south central U.S. Its international holdings include Kansas City Southern de Mexico, S.A. de C.V., serving northeastern and central Mexico and the port cities of Lázaro Cárdenas, Tampico and Veracruz, and a 50 percent interest in Panama Canal Railway Company, providing ocean-to-ocean freight and passenger service along the Panama Canal. KCS’ North American rail holdings and strategic alliances with other North American rail partners are primary components of a unique railway system, linking the commercial and industrial centers of the U.S., Mexico and Canada. More information about KCS can be found at www.kcsouthern.com.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

CP has filed with the U.S. Securities and Exchange Commission (SEC) a registration statement on Form F-4, which includes a proxy statement of KCS that also constitutes a prospectus of CP, and any other documents in connection with the transaction. The registration statement has not yet become effective. When finalized, the definitive proxy statement/prospectus will be sent to the stockholders of KCS. CP will also file a management proxy circular in connection with the transaction with applicable securities regulators in Canada and the management proxy circular will be sent to CP shareholders. INVESTORS, STOCKHOLDERS AND SHAREHOLDERS OF KCS AND CP ARE URGED TO READ THE REGISTRATION STATEMENT, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND MANAGEMENT PROXY CIRCULAR, AS APPLICABLE, AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC OR APPLICABLE SECURITIES REGULATORS IN CANADA IN CONNECTION WITH THE TRANSACTION WHEN THEY BECOME AVAILABLE (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO), AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KCS, CP, THE TRANSACTION AND RELATED MATTERS. The registration statement and proxy statement/prospectus and other documents filed by CP and KCS with the SEC, when filed, will be available free of charge at the SEC’s website at

www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the registration statement, proxy statement/prospectus, management proxy circular and other documents which will be filed with the SEC and applicable securities regulators in Canada by CP online at investor.cpr.ca and www.sedar.com, upon written request delivered to CP at 7550 Ogden Dale Road S.E., Calgary, Alberta, T2C 4X9, Attention: Office of the Corporate Secretary, or by calling CP at 1-403-319-7000, and will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by KCS online at www.investors.kcsouthern.com, upon written request delivered to KCS at 427 West 12th Street, Kansas City, Missouri 64105, Attention: Corporate Secretary, or by calling KCS’s Corporate Secretary’s Office by telephone at 1-888-800-3690 or by email at corpsec@kcsouthern.com.

You may also read and copy any reports, statements and other information filed by KCS and CP with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-732-0330 or visit the SEC’s website for further information on its public reference room. This news release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION OF PROXIES

This news release is not a solicitation of proxies in connection with the transaction. However, under SEC rules, CP, KCS, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the transaction. Information about CP’s directors and executive officers may be found in its 2021 Management Proxy Circular, dated March 10, 2021, as well as its 2020 Annual Report on Form 10-K filed with the SEC and applicable securities regulators in Canada on February 18, 2021, available on its website at investor.cpr.ca and at www.sedar.com and www.sec.gov. Information about KCS’s directors and executive officers may be found on its website at www.kcsouthern.com and in its 2020 Annual Report on Form 10-K filed with the SEC on January 29, 2021, available at www.investors.kcsouthern.com and www.sec.gov. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement/prospectus and management proxy circular and other relevant materials filed with the SEC and applicable securities regulators in Canada when they become available.

For more information, please contact:

Canadian Pacific

Media

Patrick Waldron

Tel: 403-852-8005

Patrick_Waldron@cpr.ca;

alert_mediarelations@cpr.ca

Investment Community

Maeghan Albiston

Tel: 403-319-3591

investor@cpr.ca

Kansas City Southern

Media

C. Doniele Carlson

Tel: 816-983-1372

dcarlson@kcsouthern.com

Investment Community

Ashley Thorne

Tel: 816-983-1530

athorne@kcsouthern.com